SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

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                               FORM 8-K/A No. 1

                    Pursuant to Section 13 or 15 (d) of the
                      Securities and Exchange Act of 1934

      Amendment No. 1 to Current Report on Form 8-K filed on November 5,
          1996. (Date of earliest event reported: September 4, 1996)

                        COEUR D'ALENE MINES CORPORATION
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            (Exact name of Registrant as specified in its charter)

              IDAHO                            1-8641            82-0109423
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  (State or other jurisdiction              (Commission        (IRS Employer
 of incorporation or organization)          File Number)       Identification
                                                                  No.)

     505 Front Avenue, P.O. Box "I"
     Coeur D'alene, Idaho                                 83814
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    (Address of principal executive offices)            (zip code)

                                (208) 667-3511
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              Registrant's telephone number, including area code:

      The undersigned registrant hereby amends the following item of its Current Report on Form 8-K filed on November 5, 1996, as set forth in the pages attached hereto:

             Items 7(a) and (b) - Financial Statements and Pro Forma
                                  Financial Information

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

                                                COEUR D'ALENE MINES CORPORATION

 Date: November 11, 1996                        By: /s/JAMES A. SABALA
                                                    -------------------------
                                                    James A. Sabala
                                                    Senior Vice President and
                                                    Chief Financial Officer

              AMENDMENT NO. 1 TO FORM 8-K FILED NOVEMBER 5, 1996

     On November 5, 1996, Coeur d'Alene Mines Corporation (the "Company") filed a Current Report on Form 8-K reporting its acquisition on September 4, 1996, of the remaining 49% of the shares of Compania Minera CDE El Bronce, a Chilean corporation ("CDE El Bronce"), as a result of which the Company increased its ownership interest in CDE El Bronce to 100%.

     As a result of a review conducted in Chile by the Company with the assistance of its outside independent auditing firm last week, the Company has determined that upon the preparation of the CDE El Bronce financial statements in conformance with U.S. generally accepted accounting principles, all of the conditions specified in Rule 1-02(w) of Regulation S-X fall below 20%. Consequently, pursuant to 3-05(b)(2) of Regulation S-X, as recently amended, financial statements and pro forma financial information pursuant to Item 7 of Form 8-K relating to the acquisition are not required. Accordingly, paragraphs
(a) and (b) of Item 7 of the Form 8-K are amended to report the inapplicability thereof. No change is being made in paragraph (c) of Item 7.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable

     (b)  PRO FORMA FINANCIAL INFORMATION. Not applicable

     (c)  EXHIBITS. The following exhibits are filed herewith:

          10(a) Agreement for the Purchase and Sale of Shares, dated August 30, 1996, by Compania Minera El Bronce to CDE Chilean Mining Corporation and Coeur d'Alene Mines Corporation.

          10(b) Amendment, dated August 30, 1996, to Purchase and Sale, Cancellation and Receipt of Payment of Purchase Sale Installments and Release of Mortgage, Chattel Mortgages and Prohibitions between Compania Minera El Bronce and Compania Minera CDE El Bronce.


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